UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 14, 2019

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive Charlotte, North Carolina	28273
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 19, 2019, JELD-WEN Holding, Inc. (the “Company”) issued a press release announcing its results of operations for the fourth quarter and fiscal year ended December 31, 2018. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2019, Kirk S. Hachigian, Chairman of the Board of Directors, notified the Company of his intention to retire from the Board of Directors effective at the conclusion of the Company’s annual meeting of shareholders in May.  Mr. Hachigian did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices. Effective upon Mr. Hachigian’s resignation, Matthew Ross will assume the role of Chairman of the Board of Directors.
Item 7.01 Regulation FD Disclosure.
The Company’s press release attached hereto as Exhibit 99.1 also provides its outlook for fiscal year 2019.
On February 19, 2019, the Company’s management will present certain information in connection with its call with shareholders, analysts and others relating to the results of operations discussed above. Attached hereto as Exhibit 99.2 are slides that will be presented at that time.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by JELD-WEN Holding, Inc. dated February 19, 2019, announcing results for the fourth quarter and fiscal year ended December 31, 2018.

99.2	Investor information to be presented by JELD-WEN Holding, Inc. on February 19, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2019		JELD-WEN HOLDING, INC.

	By:	/s/ Laura W. Doerre
Laura W. Doerre
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by JELD-WEN Holding, Inc. dated February 19, 2019, announcing results for the fourth quarter and fiscal year ended December 31, 2018.

99.2	Investor information to be presented by JELD-WEN Holding, Inc. on February 19, 2019.